Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Announces Third Quarter 2019 Financial Results
U.S. Revenue Jumps 10% Driven by 15% Used Vehicle Growth
HOUSTON, October 24, 2019 - Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today reported 2019 third quarter net income of $38.0 million, diluted earnings per common share of $2.04, adjusted net income (a non-GAAP measure) of $56.4 million, and adjusted diluted earnings per common share (a non-GAAP measure) of $3.02. The Company’s 2019 third quarter total revenue was an all-time quarterly record of $3.1 billion.
Third quarter 2019 adjusted net income and diluted earnings per share exclude approximately $18.4 million of net after-tax adjustments, or $0.98 per common share, for non-core items. These adjustments consist of catastrophic event costs of approximately $9.0 million after-tax, or $0.48 per common share, non-cash asset impairments of $8.3 million, or $0.44 per common share, and a net loss on real estate and dealership transactions of $1.1 million, or $0.06 per common share. Reconciliations of non-GAAP financial measures are included in the attached financial tables.
“Our achievement of new quarterly records for total revenue and adjusted EPS in a flat U.S. new vehicle sales market, as well as a U.K. market in political turmoil, is a testimony to the strong operating execution of our entire team - especially in the U.S.,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “Same Store U.S. gross profit growth of 16.6% in total used vehicles and 9.9% in parts and service are both remarkable performances, which drove one of the best quarters in our Company’s history.”
Consolidated Results for Third Quarter 2019 (year-over-year comparable basis)
For ease of comparison, we have included constant currency metrics (a non-GAAP measure) both below (shown in parenthesis) and in the financial tables that follow:

▪	Total revenue increased 7.9 percent (9.1 percent), to an all-time quarterly record of $3.1 billion.

▪	Total gross profit increased 7.0 percent (7.9 percent), to an all-time quarterly record of $465.6 million.

▪
New vehicle revenues increased 7.3 percent (8.4 percent) on a 2.4 percent increase in unit sales. New vehicle gross profit decreased 3.1 percent (1.9 percent), to $75.2 million. U.S. Same Store new unit sales increased 2.9 percent, outperforming the industry, which was about flat.

▪
Retail used vehicle revenues increased 9.8 percent (11.1 percent) on 9.6 percent higher unit sales. Retail used vehicle gross profit increased 8.2 percent (9.2 percent), to $54.2 million. Total used vehicle gross profit was up 9.6 percent (10.5 percent), to $54.6 million. U.S. Same Store retail used vehicle revenue increased 14.1 percent, driven by an 11.9 percent increase in unit sales and retail used gross profit increased 16.4 percent, reflecting the volume growth and a $54 per unit improvement in gross profit, to $1,386 per unit.

▪
Parts and service gross profit increased 8.7 percent (9.6 percent) on revenue growth of 8.2 percent (9.1 percent). U.S. Same Store parts and service revenues and gross profit grew 9.6 percent and 9.9 percent, respectively.

▪	Finance and Insurance (F&I) gross profit per retail unit (PRU) increased 3.9 percent (4.5 percent), to $1,485. U.S. Same Store F&I gross profit PRU grew 3.2 percent, to $1,751.

▪
Selling, General and Administrative (SG&A) expenses as a percent of gross profit increased 320 basis points, to 76.0 percent. Adjusted Same Store SG&A as a percent of gross profit increased 10 basis points, to 72.8 percent.

1

Segment Results for Third Quarter 2019 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. operations accounted for 77.7 percent of total revenues and 83.1 percent of total gross profit. Total U.S. revenues were $2.4 billion, an increase of 10.1 percent. Retail used vehicle revenues increased 15.0 percent, F&I revenues increased 10.9 percent, parts and service revenues increased 8.8 percent, and new vehicle revenues increased 7.9 percent.
Total gross profit grew 9.8 percent, to $387.0 million. Parts and service Same Store gross profit grew an all-time record of 9.9 percent, to $168.0 million. Same Store used vehicle gross profit grew 16.4 percent, to $42.5 million. Same Store used retail unit sales grew 11.9 percent, as Val-U-Line ® retail unit sales grew 10.3 percent and represented 10.8 percent of our quarterly used unit sales. Same Store total used vehicle gross profit PRU increased $55, or 5.1 percent, to $1,127. Same Store F&I gross profit PRU increased $54, or 3.2 percent per unit, to $1,751.
SG&A expenses as a percent of gross profit increased 500 basis points, to 73.7 percent. Same Store adjusted SG&A expenses as a percent of gross profit increased 40 basis points, to 70.4 percent.
“Group 1’s strategic initiatives in the areas of omnichannel capabilities, expanded used vehicle offerings with our Val-U-Line® brand, and increased service capacity have been the key drivers of significantly improved profitability in our U.S. operations,” said Daryl Kenningham, Group 1’s president of U.S. operations. “We are continuing to demonstrate that by focusing on used vehicles and aftersales operations, we can deliver significant profit improvements in our U.S. business.”

▪	United Kingdom:
The Company’s U.K. operations accounted for 18.7 percent of total revenues and 14.0 percent of total gross profit. Total Same Store U.K. revenues decreased 2.3 percent (increased 3.2 percent), to $547.6 million. Same Store total gross profit decreased 8.7 percent (decreased 3.6 percent), to $59.6 million. Continued weakness in consumer confidence and the overall auto market due to Brexit continues to exert downward pressure on new vehicle sales volumes and margins.
SG&A expenses as a percent of gross profit increased 160 basis points, to 88.5 percent. Same Store SG&A expenses as a percent of gross profit increased 40 basis points, to 85.7 percent. On a sequential basis, adjusted SG&A as a percent of gross profit declined 440 basis points as cost reduction actions began to gain traction.

▪	Brazil:
The Company’s Brazilian operations accounted for 3.6 percent of total revenues and 2.9 percent of total gross profit. The Company’s Same Store new vehicle revenues increased 5.1 percent (6.1 percent), with units down 1.3 percent due to a product cycle lull in certain key brands. Same Store total revenues increased 9.5 percent (10.2 percent), with the increase driven by constant currency revenue growth of 27.8 percent in total used vehicles, 6.1 percent in new vehicles, and 5.4 percent in parts & service. SG&A expenses as a percent of gross profit decreased 25.6 percentage points, to 81.6 percent. Adjusted Same Store SG&A expenses as a percent of gross profit decreased 130 basis points, to 81.8 percent.
Corporate Development
In October 2019, the Company opened a four-story flagship Jaguar-Land Rover dealership at the junction of two of the busiest roadways in northwest London. This open point increases the Company’s Jaguar-Land Rover dealership count to four in the U.K. and nine worldwide. The new Jaguar-Land Rover dealership is expected to generate approximately $85 million in annual revenues.

In September 2019, the Company opened a new standalone collision center in Atlanta, Georgia. We now operate 30 collision centers in the U.S. and continue to explore opportunities for further expansion.

2

Also in September 2019, the Company disposed of a Volkswagen franchise in Texas, which generated approximately $40 million in trailing-twelve-month revenues.

Year-to-date 2019, the Company has acquired 13 franchises, which are expected to generate an estimated $340 million in annual revenues; and the Company has disposed of 12 franchises that generated approximately $240 million in trailing-twelve-month revenues.
Third Quarter 2019 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the third quarter financial results and the Company’s outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    3340290
A telephonic replay will be available following the call through October 31, 2019 by dialing:
Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10135910
ABOUT GROUP 1 AUTOMOTIVE INC.
Group 1 owns and operates 184 automotive dealerships, 240 franchises, and 49 collision centers in the United States, the United Kingdom and Brazil that offer 31 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, (i) our ability to retain key personnel, and (j) uncertainty of the outcome and potential impact of Brexit. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports

3

on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
NON-GAAP FINANCIAL MEASURES, SAME STORE DATA, AND OTHER DATA
In addition to evaluating the financial condition and results of our operations in accordance with U.S. GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of normal, or “core,” business and operations, by considering alternative financial measures not prepared in accordance with U.S. GAAP. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, legal matters, gains and losses on dealership franchise or real estate transactions, and catastrophic events, such as hailstorms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company’s financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income, adjusted diluted income per share, and constant currency. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable U.S. GAAP measures.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors, and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than U.S. dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.
The Same Store amounts presented include the results of dealerships for the identical months in each period presented in comparison, commencing with the first full month in which the dealership was owned by us and, in the case of dispositions, ending with the last full month it was owned by us. Same Store results also include the activities of our corporate headquarters.
Certain disclosures are reported as zero balances or may not compute due to rounding.
SOURCE: Group 1 Automotive, Inc.

4

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

5

6

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share amounts)

	Three Months Ended September 30,
	2019	2018	Increase/(Decrease)	% Change
REVENUES
New vehicle retail sales	$1,652.2	$1,539.5	$112.7	7.3%
Used vehicle retail sales	869.7	792.4	77.3	9.8%
Used vehicle wholesale sales	85.3	86.6	(1.3)	(1.5)%
Parts and service sales	383.5	354.5	29.0	8.2%
Finance, insurance and other, net	127.6	116.1	11.5	9.9%
Total revenues	3,118.3	2,889.1	229.2	7.9%
COST OF SALES
New vehicle retail sales	1,577.0	1,461.9	115.1	7.9%
Used vehicle retail sales	815.5	742.3	73.2	9.9%
Used vehicle wholesale sales	84.9	86.9	(2.0)	(2.3)%
Parts and service sales	175.3	162.9	12.4	7.6%
Total cost of sales	2,652.7	2,454.0	198.7	8.1%
GROSS PROFIT	465.6	435.1	30.5	7.0%
Selling, general and administrative expenses	354.0	316.8	37.2	11.7%
Depreciation and amortization expense	18.0	16.9	1.1	6.5%
Asset impairments	10.3	23.2	(12.9)	(55.6)%
INCOME (LOSS) FROM OPERATIONS	83.3	78.2	5.1	6.5%
INTEREST EXPENSE
Floorplan interest expense	15.4	14.7	0.7	4.8%
Other interest expense, net	18.9	19.1	(0.2)	(1.0)%
INCOME (LOSS) BEFORE INCOME TAXES	49.0	44.4	4.6	10.4%
(Benefit) provision for income taxes	11.0	9.6	1.4	14.6%
NET INCOME (LOSS)	$38.0	$34.8	$3.2	9.2%
Less: earnings allocated to participating securities	1.4	1.2	0.2	16.7%
Earnings available to diluted common shares	$36.6	$33.6	$3.0	8.9%
DILUTED EARNINGS (LOSS) PER SHARE	$2.04	$1.74	$0.30	17.2%
Weighted average dilutive common shares outstanding	18.0	19.3	(1.3)	(6.7)%
Weighted average participating securities	0.7	0.6	0.1	16.7%
Total weighted average shares	18.7	19.9	(1.2)	(6.0)%
Effective tax rate	22.4%	21.6%	0.8%

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share amounts)

	Nine Months Ended September 30,
	2019	2018	Increase/(Decrease)	% Change
REVENUES
New vehicle retail sales	$4,632.2	$4,608.7	$23.5	0.5%
Used vehicle retail sales	2,527.8	2,394.8	133.0	5.6%
Used vehicle wholesale sales	273.4	283.4	(10.0)	(3.5)%
Parts and service sales	1,130.8	1,062.1	68.7	6.5%
Finance, insurance and other, net	368.2	343.5	24.7	7.2%
Total revenues	8,932.4	8,692.5	239.9	2.8%
COST OF SALES
New vehicle retail sales	4,415.7	4,379.1	36.6	0.8%
Used vehicle retail sales	2,372.5	2,250.0	122.5	5.4%
Used vehicle wholesale sales	272.7	281.8	(9.1)	(3.2)%
Parts and service sales	520.1	488.6	31.5	6.4%
Total cost of sales	7,581.0	7,399.5	181.5	2.5%
GROSS PROFIT	1,351.4	1,293.0	58.4	4.5%
Selling, general and administrative expenses	1,020.4	949.2	71.2	7.5%
Depreciation and amortization expense	53.0	50.0	3.0	6.0%
Asset impairments	10.8	27.4	(16.6)	(60.6)%
INCOME (LOSS) FROM OPERATIONS	267.2	266.4	0.8	0.3%
INTEREST EXPENSE
Floorplan interest expense	47.0	43.3	3.7	8.5%
Other interest expense, net	55.8	57.4	(1.6)	(2.8)%
INCOME (LOSS) BEFORE INCOME TAXES	164.4	165.7	(1.3)	(0.8)%
(Benefit) provision for income taxes	38.5	38.6	(0.1)	(0.3)%
NET INCOME (LOSS)	$125.9	$127.1	$(1.2)	(0.9)%
Less: earnings allocated to participating securities	4.7	4.3	0.4	9.3%
Earnings available to diluted common shares	$121.2	$122.8	$(1.6)	(1.3)%
DILUTED EARNINGS (LOSS) PER SHARE	$6.77	$6.18	$0.59	9.5%
Weighted average dilutive common shares outstanding	17.9	19.9	(2.0)	(10.1)%
Weighted average participating securities	0.7	0.7	—	—%
Total weighted average shares	18.6	20.6	(2.0)	(9.7)%
Effective tax rate	23.4%	23.3%	0.1%

Group 1 Automotive, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(Dollars in millions)

	September 30, 2019	December 31, 2018	Increase/(Decrease)	% Change
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$41.0	$15.9	$25.1	157.9%
Contracts in transit and vehicle receivables, net	256.2	265.7	(9.5)	(3.6)%
Accounts and notes receivable, net	222.2	194.0	28.2	14.5%
Inventories, net	1,792.7	1,844.1	(51.4)	(2.8)%
Prepaid expenses and other current assets	74.4	82.7	(8.3)	(10.0)%
TOTAL CURRENT ASSETS	2,386.5	2,402.4	(15.9)	(0.7)%
Property and equipment, net	1,484.8	1,347.8	137.0	10.2%
Operating lease assets	204.7	—	204.7	100.0%
Goodwill	979.0	963.9	15.1	1.6%
Intangible franchise rights	252.9	259.6	(6.7)	(2.6)%
Other assets	21.1	27.4	(6.3)	(23.0)%
TOTAL ASSETS	$5,329.0	$5,001.1	$327.9	6.6%

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Floorplan notes payable - credit facility and other	$1,224.8	$1,292.5	$(67.7)	(5.2)%
Offset account related to floorplan notes payable - credit facility	(25.0)	(33.6)	8.6	(25.6)%
Floorplan notes payable - manufacturer affiliates	410.7	417.9	(7.2)	(1.7)%
Offset account related to floorplan notes payable - manufacturer affiliates	(0.2)	(0.1)	(0.1)	100.0%
Current maturities of long-term debt	66.0	93.0	(27.0)	(29.0)%
Current operating lease liabilities	23.9	—	23.9	100.0%
Accounts payable	483.3	419.4	63.9	15.2%
Accrued expenses and other current liabilities	213.8	197.6	16.2	8.2%
TOTAL CURRENT LIABILITIES	2,397.3	2,386.7	10.6	0.4%
5.00% Senior Notes (principal of $550.0)	545.1	543.7	1.4	0.3%
5.25% Senior Notes (principal of $300.0)	297.2	296.7	0.5	0.2%
Acquisition line	49.2	31.8	17.4	54.7%
Real estate related and other long-term debt, net of current maturities	356.8	366.7	(9.9)	(2.7)%
Finance leases, net of current maturities	59.7	42.5	17.2	40.5%
Operating lease liabilities, net of current portion	195.5	—	195.5	100.0%
Deferred income taxes	131.4	134.7	(3.3)	(2.4)%
Other liabilities	110.5	102.6	7.9	7.7%
STOCKHOLDERS’ EQUITY
Common stock	0.3	0.3	—	—%
Additional paid-in capital	291.9	292.8	(0.9)	(0.3)%
Retained earnings	1,499.8	1,394.8	105.0	7.5%
Accumulated other comprehensive income (loss)	(169.5)	(137.8)	(31.7)	23.0%
Treasury stock	(436.2)	(454.4)	18.2	(4.0)%
TOTAL STOCKHOLDERS’ EQUITY	1,186.3	1,095.7	90.6	8.3%
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,329.0	$5,001.1	$327.9	6.6%

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2019 (%)	2018 (%)	2019 (%)	2018 (%)
New vehicle unit sales geographic mix
Region	Geographic Market
United States	Texas	36.6	37.2	35.8	35.8
	Oklahoma	7.1	6.7	6.7	6.2
	California	5.6	5.8	5.6	6.2
	Massachusetts	5.1	5.2	4.7	4.9
	Georgia	4.8	4.7	4.5	4.5
	Florida	2.5	2.9	2.6	2.6
	Louisiana	2.4	2.2	2.4	2.0
	New Hampshire	2.0	2.0	1.8	1.9
	New Jersey	1.8	1.5	1.8	1.6
	South Carolina	1.8	1.6	1.7	1.6
	Mississippi	1.2	1.2	1.2	1.2
	Kansas	1.2	1.4	1.1	1.4
	Alabama	0.7	0.7	0.7	0.7
	Maryland	0.5	0.4	0.5	0.4
	New Mexico	0.7	0.1	0.4	0.1
		74.0	73.6	71.5	71.1

International	United Kingdom	20.9	21.4	23.0	23.9
	Brazil	5.1	5.0	5.5	5.0
		100.0	100.0	100.0	100.0

New vehicle unit sales brand mix
Toyota/Lexus		25.7	27.1	24.6	25.0
Volkswagen/Audi/Porsche/SEAT/SKODA		13.3	13.0	13.9	14.1
BMW/MINI		11.9	11.5	12.1	12.1
Honda/Acura		10.5	9.5	10.6	9.3
Ford/Lincoln		10.6	11.0	10.6	11.1
Chevrolet/GMC/Buick/Cadillac		6.7	5.6	6.6	5.7
Nissan		6.1	6.8	6.1	6.5
Mercedes-Benz/smart/Sprinter		4.9	4.2	5.1	4.7
Hyundai/Kia/Genesis		3.9	4.0	3.8	3.9
Chrysler/Dodge/Jeep/RAM		3.7	3.9	3.4	4.0
Jaguar/Land Rover		1.8	1.7	2.0	1.8
Other		0.9	1.7	1.2	1.8
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Reported Operating Data - U.S.
(Unaudited)
(Dollars in millions, except per unit amounts)

	Three Months Ended September 30,
	2019	2018	Increase/(Decrease)	% Change
Revenues
New vehicle retail sales	$1,291.7	$1,196.6	$95.1	7.9%
Used vehicle retail sales	657.6	572.0	85.6	15.0%
Used vehicle wholesale sales	45.9	40.7	5.2	12.8%
Total used	703.5	612.7	90.8	14.8%
Parts and service sales	314.9	289.3	25.6	8.8%
Finance, insurance and other, net	112.7	101.6	11.1	10.9%
Total revenues	$2,422.8	$2,200.2	$222.6	10.1%
Gross profit
New vehicle retail sales	$58.6	$57.3	$1.3	2.3%
Used vehicle retail sales	43.5	37.2	6.3	16.9%
Used vehicle wholesale sales	0.4	0.4	—	—%
Total used	43.9	37.6	6.3	16.8%
Parts and service sales	171.8	156.0	15.8	10.1%
Finance, insurance and other, net	112.7	101.6	11.1	10.9%
Total gross profit	$387.0	$352.5	$34.5	9.8%
Gross margin
New vehicle retail sales	4.5%	4.8%	(0.3)%
Used vehicle retail sales	6.6%	6.5%	0.1%
Used vehicle wholesale sales	0.9%	1.0%	(0.1)%
Total used	6.2%	6.1%	0.1%
Parts and service sales	54.6%	53.9%	0.7%
Finance, insurance and other, net	100.0%	100.0%	—%
Total gross margin	16.0%	16.0%	—%
Units sold
Retail new vehicles sold	33,041	32,058	983	3.1%
Retail used vehicles sold	31,505	28,125	3,380	12.0%
Wholesale used vehicles sold	7,565	7,118	447	6.3%
Total used	39,070	35,243	3,827	10.9%
Average sales price per unit sold
New vehicle retail	$39,094	$37,326	$1,768	4.7%
Used vehicle retail	$20,873	$20,338	$535	2.6%
Gross profit per unit sold
New vehicle retail sales	$1,774	$1,787	$(13)	(0.7)%
Used vehicle retail sales	$1,381	$1,323	$58	4.4%
Used vehicle wholesale sales	$53	$56	$(3)	(5.4)%
Total used	$1,124	$1,067	$57	5.3%
Finance, insurance and other, net (per retail unit)	$1,746	$1,688	$58	3.4%
Other
SG&A expenses	$285.4	$242.2	$43.2	17.8%
Adjusted SG&A expenses (1)	$272.7	$249.0	$23.7	9.5%
SG&A as % gross profit	73.7%	68.7%	5.0%
Adjusted SG&A as % gross profit (1)	70.5%	70.6%	(0.1)%
Interest expense
Floorplan interest expense	$13.4	$12.9	$0.5	3.9%
Less: Floorplan assistance	13.2	11.7	1.5	12.8%
Net floorplan expense	$0.2	$1.2	$(1.0)	(83.3)%
Other interest expense, net	$16.5	$17.2	$(0.7)	(4.1)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - U.S.
(Unaudited)
(Dollars in millions, except per unit amounts)

	Nine Months Ended September 30,
	2019	2018	Increase/(Decrease)	% Change
Revenues
New vehicle retail sales	$3,512.1	$3,433.4	$78.7	2.3%
Used vehicle retail sales	1,877.6	1,727.8	149.8	8.7%
Used vehicle wholesale sales	133.0	137.5	(4.5)	(3.3)%
Total used	2,010.6	1,865.3	145.3	7.8%
Parts and service sales	922.2	862.6	59.6	6.9%
Finance, insurance and other, net	319.4	295.2	24.2	8.2%
Total revenues	$6,764.3	$6,456.5	$307.8	4.8%
Gross profit
New vehicle retail sales	$164.3	$166.8	$(2.5)	(1.5)%
Used vehicle retail sales	125.1	109.5	15.6	14.2%
Used vehicle wholesale sales	2.4	3.4	(1.0)	(29.4)%
Total used	127.5	112.9	14.6	12.9%
Parts and service sales	499.4	463.9	35.5	7.7%
Finance, insurance and other, net	319.4	295.2	24.2	8.2%
Total gross profit	$1,110.6	$1,038.8	$71.8	6.9%
Gross margin
New vehicle retail sales	4.7%	4.9%	(0.2)%
Used vehicle retail sales	6.7%	6.3%	0.4%
Used vehicle wholesale sales	1.8%	2.5%	(0.7)%
Total used	6.3%	6.1%	0.2%
Parts and service sales	54.2%	53.8%	0.4%
Finance, insurance and other, net	100.0%	100.0%	—%
Total gross margin	16.4%	16.1%	0.3%
Units sold
Retail new vehicles sold	89,749	91,119	(1,370)	(1.5)%
Retail used vehicles sold	91,299	83,919	7,380	8.8%
Wholesale used vehicles sold	21,543	23,793	(2,250)	(9.5)%
Total used	112,842	107,712	5,130	4.8%
Average sales price per unit sold
New vehicle retail	$39,132	$37,680	$1,452	3.9%
Used vehicle retail	$20,565	$20,589	$(24)	(0.1)%
Gross profit per unit sold
New vehicle retail sales	$1,831	$1,831	$—	—%
Used vehicle retail sales	$1,370	$1,305	$65	5.0%
Used vehicle wholesale sales	$111	$143	$(32)	(22.4)%
Total used	$1,130	$1,048	$82	7.8%
Finance, insurance and other, net (per retail unit)	$1,764	$1,686	$78	4.6%
Other
SG&A expenses	$809.6	$729.4	$80.2	11.0%
Adjusted SG&A expenses (1)	$794.4	$748.5	$45.9	6.1%
SG&A as % gross profit	72.9%	70.2%	2.7%
Adjusted SG&A as % gross profit (1)	71.5%	72.1%	(0.6)%
Interest expense
Floorplan interest expense	$41.2	$38.0	$3.2	8.4%
Less: Floorplan assistance	35.2	33.7	1.5	4.5%
Net floorplan expense	$6.0	$4.3	$1.7	39.5%
Other interest expense, net	$50.4	$51.6	$(1.2)	(2.3)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - U.K.
(Unaudited)
(Dollars in millions, except per unit amounts)

	Three Months Ended September 30,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$290.7	$278.0	$12.7	4.6%	$(16.4)	10.5%
Used vehicle retail sales	189.3	200.1	(10.8)	(5.4)%	(10.8)	—%
Used vehicle wholesale sales	35.0	41.7	(6.7)	(16.1)%	(1.9)	(11.5)%
Total used	224.3	241.8	(17.5)	(7.2)%	(12.7)	(2.0)%
Parts and service sales	56.6	53.8	2.8	5.2%	(3.2)	11.1%
Finance, insurance and other, net	13.0	12.3	0.7	5.7%	(0.7)	11.5%
Total revenues	$584.6	$585.9	$(1.3)	(0.2)%	$(33.0)	5.4%
Gross profit
New vehicle retail sales	$12.1	$15.1	$(3.0)	(19.9)%	$(0.8)	(14.4)%
Used vehicle retail sales	8.9	11.6	(2.7)	(23.3)%	(0.5)	(19.0)%
Used vehicle wholesale sales	(0.3)	(0.8)	0.5	62.5%	—	62.5%
Total used	8.6	10.8	(2.2)	(20.4)%	(0.5)	(15.6)%
Parts and service sales	31.3	30.5	0.8	2.6%	(1.8)	8.4%
Finance, insurance and other, net	13.0	12.3	0.7	5.7%	(0.7)	11.5%
Total gross profit	$65.0	$68.7	$(3.7)	(5.4)%	$(3.8)	0.2%
Gross margin
New vehicle retail sales	4.2%	5.4%	(1.2)%
Used vehicle retail sales	4.7%	5.8%	(1.1)%
Used vehicle wholesale sales	(0.9)%	(1.9)%	1.0%
Total used	3.8%	4.5%	(0.7)%
Parts and service sales	55.3%	56.7%	(1.4)%
Finance, insurance and other, net	100.0%	100.0%	—%
Total gross margin	11.1%	11.7%	(0.6)%
Units sold
Retail new vehicles sold	9,329	9,333	(4)	—%
Retail used vehicles sold	8,573	8,482	91	1.1%
Wholesale used vehicles sold	4,894	5,382	(488)	(9.1)%
Total used	13,467	13,864	(397)	(2.9)%
Average sales price per unit sold
New vehicle retail	$31,161	$29,787	$1,374	4.6%	$(1,754)	10.5%
Used vehicle retail	$22,081	$23,591	$(1,510)	(6.4)%	$(1,254)	(1.1)%
Gross profit per unit sold
New vehicle retail sales	$1,297	$1,618	$(321)	(19.8)%	$(88)	(14.4)%
Used vehicle retail sales	$1,038	$1,368	$(330)	(24.1)%	$(58)	(19.9)%
Used vehicle wholesale sales	$(61)	$(149)	$88	59.1%	$(5)	56.8%
Total used	$639	$779	$(140)	(18.0)%	$(38)	(13.1)%
Finance, insurance and other, net (per retail unit)	$726	$690	$36	5.2%	$(40)	10.9%
Other
SG&A expenses	$57.5	$59.7	$(2.2)	(3.7)%	$(3.4)	1.9%
Adjusted SG&A expenses (1)	$57.0	$59.7	$(2.7)	(4.5)%	$(3.3)	1.1%
SG&A as % gross profit	88.5%	86.9%	1.6%
Adjusted SG&A as % gross profit (1)	87.7%	86.9%	0.8%
Interest expense
Floorplan interest expense	$1.8	$1.6	$0.2	12.5%	$(0.2)	24.9%
Less: Floorplan assistance	0.1	0.3	(0.2)	(66.7)%	—	(66.7)%
Net floorplan expense	$1.7	$1.3	$0.4	30.8%	$(0.2)	46.5%
Other interest expense, net	$2.3	$1.7	$0.6	35.3%	$(0.1)	41.4%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - U.K.
(Unaudited)
(Dollars in millions, except per unit amounts)

	Nine Months Ended September 30,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$911.6	$971.1	$(59.5)	(6.1)%	$(56.6)	(0.3)%
Used vehicle retail sales	586.8	600.7	(13.9)	(2.3)%	(35.1)	3.5%
Used vehicle wholesale sales	127.1	134.4	(7.3)	(5.4)%	(7.5)	0.2%
Total used	713.9	735.1	(21.2)	(2.9)%	(42.6)	2.9%
Parts and service sales	172.5	165.0	7.5	4.5%	(10.5)	10.9%
Finance, insurance and other, net	43.2	42.3	0.9	2.1%	(2.7)	8.4%
Total revenues	$1,841.2	$1,913.5	$(72.3)	(3.8)%	$(112.4)	2.1%
Gross profit
New vehicle retail sales	$39.6	$49.5	$(9.9)	(20.0)%	$(2.3)	(15.4)%
Used vehicle retail sales	25.5	31.3	(5.8)	(18.5)%	(1.5)	(13.7)%
Used vehicle wholesale sales	(2.6)	(2.2)	(0.4)	(18.2)%	0.1	(24.8)%
Total used	22.9	29.1	(6.2)	(21.3)%	(1.4)	(16.5)%
Parts and service sales	95.5	94.1	1.4	1.5%	(5.7)	7.6%
Finance, insurance and other, net	43.2	42.3	0.9	2.1%	(2.7)	8.4%
Total gross profit	$201.2	$215.0	$(13.8)	(6.4)%	$(12.1)	(0.8)%
Gross margin
New vehicle retail sales	4.3%	5.1%	(0.8)%
Used vehicle retail sales	4.3%	5.2%	(0.9)%
Used vehicle wholesale sales	(2.0)%	(1.6)%	(0.4)%
Total used	3.2%	4.0%	(0.8)%
Parts and service sales	55.4%	57.0%	(1.6)%
Finance, insurance and other, net	100.0%	100.0%	—%
Total gross margin	10.9%	11.2%	(0.3)%
Units sold
Retail new vehicles sold	28,939	30,697	(1,758)	(5.7)%
Retail used vehicles sold	25,284	24,818	466	1.9%
Wholesale used vehicles sold	16,033	16,924	(891)	(5.3)%
Total used	41,317	41,742	(425)	(1.0)%
Average sales price per unit sold
New vehicle retail	$31,501	$31,635	$(134)	(0.4)%	$(1,955)	5.8%
Used vehicle retail	$23,208	$24,204	$(996)	(4.1)%	$(1,390)	1.6%
Gross profit per unit sold
New vehicle retail sales	$1,368	$1,613	$(245)	(15.2)%	$(79)	(10.3)%
Used vehicle retail sales	$1,009	$1,261	$(252)	(20.0)%	$(60)	(15.2)%
Used vehicle wholesale sales	$(162)	$(130)	$(32)	(24.6)%	$9	(31.7)%
Total used	$554	$697	$(143)	(20.5)%	$(34)	(15.7)%
Finance, insurance and other, net (per retail unit)	$797	$762	$35	4.6%	$(49)	11.0%
Other
SG&A expenses	$175.8	$181.6	$(5.8)	(3.2)%	$(10.7)	2.7%
Adjusted SG&A expenses (1)	$175.3	$181.6	$(6.3)	(3.5)%	$(10.7)	2.4%
SG&A as % gross profit	87.4%	84.5%	2.9%
Adjusted SG&A as % gross profit (1)	87.1%	84.5%	2.6%
Interest expense
Floorplan interest expense	$5.2	$4.7	$0.5	10.6%	$(0.3)	17.7%
Less: Floorplan assistance	0.4	0.8	(0.4)	(50.0)%	0.1	(54.8)%
Net floorplan expense	$4.8	$3.9	$0.9	23.1%	$(0.4)	33.2%
Other interest expense, net	$5.4	$5.0	$0.4	8.0%	$(0.4)	15.0%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - Brazil
(Unaudited)
(Dollars in millions, except per unit amounts)

	Three Months Ended September 30,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$69.8	$64.9	$4.9	7.6%	$(0.5)	8.3%
Used vehicle retail sales	22.8	20.3	2.5	12.3%	(0.1)	12.9%
Used vehicle wholesale sales	4.4	4.2	0.2	4.8%	—	4.8%
Total used	27.2	24.5	2.7	11.0%	(0.1)	11.7%
Parts and service sales	12.0	11.4	0.6	5.3%	(0.1)	5.9%
Finance, insurance and other, net	1.9	2.2	(0.3)	(13.6)%	—	(13.6)%
Total revenues	$110.9	$103.0	$7.9	7.7%	$(0.7)	8.4%
Gross profit
New vehicle retail sales	$4.5	$5.2	$(0.7)	(13.5)%	$—	(13.5)%
Used vehicle retail sales	1.8	1.3	0.5	38.5%	—	38.5%
Used vehicle wholesale sales	0.3	0.1	0.2	200.0%	0.1	88.2%
Total used	2.1	1.4	0.7	50.0%	0.1	44.3%
Parts and service sales	5.1	5.1	—	—%	—	—%
Finance, insurance and other, net	1.9	2.2	(0.3)	(13.6)%	—	(13.6)%
Total gross profit	$13.6	$13.9	$(0.3)	(2.2)%	$0.1	(1.9)%
Gross margin
New vehicle retail sales	6.4%	8.0%	(1.6)%
Used vehicle retail sales	7.9%	6.4%	1.5%
Used vehicle wholesale sales	6.8%	2.4%	4.4%
Total used	7.7%	5.7%	2.0%
Parts and service sales	42.5%	44.7%	(2.2)%
Finance, insurance and other, net	100.0%	100.0%	—%
Total gross margin	12.3%	13.5%	(1.2)%
Units sold
Retail new vehicles sold	2,262	2,193	69	3.1%
Retail used vehicles sold	1,219	1,069	150	14.0%
Wholesale used vehicles sold	430	402	28	7.0%
Total used	1,649	1,471	178	12.1%
Average sales price per unit sold
New vehicle retail	$30,858	$29,594	$1,264	4.3%	$(210)	5.0%
Used vehicle retail	$18,704	$18,990	$(286)	(1.5)%	$(96)	(1.0)%
Gross profit per unit sold
New vehicle retail sales	$1,989	$2,371	$(382)	(16.1)%	$(6)	(15.9)%
Used vehicle retail sales	$1,477	$1,216	$261	21.5%	$1	21.6%
Used vehicle wholesale sales	$698	$249	$449	180.3%	$135	76.0%
Total used	$1,273	$952	$321	33.7%	$37	28.7%
Finance, insurance and other, net (per retail unit)	$546	$674	$(128)	(19.0)%	$(1)	(19.2)%
Other
SG&A expenses	$11.1	$14.9	$(3.8)	(25.5)%	$0.1	(26.1)%
Adjusted SG&A expenses (1)	$11.1	$11.8	$(0.7)	(5.9)%	$—	(5.9)%
SG&A as % gross profit	81.6%	107.2%	(25.6)%
Adjusted SG&A as % gross profit (1)	81.6%	84.9%	(3.3)%
Interest expense
Floorplan interest expense	$0.2	$0.2	$—	—%	$—	—%
Other interest expense, net	$0.1	$0.2	$(0.1)	(50.0)%	$—	(50.0)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - Brazil
(Unaudited)
(Dollars in millions, except per unit amounts)

	Nine Months Ended September 30,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$208.5	$204.2	$4.3	2.1%	$(17.7)	10.8%
Used vehicle retail sales	63.4	66.3	(2.9)	(4.4)%	(5.6)	4.1%
Used vehicle wholesale sales	13.3	11.5	1.8	15.7%	(0.9)	23.6%
Total used	76.7	77.8	(1.1)	(1.4)%	(6.5)	7.0%
Parts and service sales	36.1	34.5	1.6	4.6%	(3.0)	13.5%
Finance, insurance and other, net	5.6	6.0	(0.4)	(6.7)%	(0.4)	0.2%
Total revenues	$326.9	$322.5	$4.4	1.4%	$(27.6)	10.0%
Gross profit
New vehicle retail sales	$12.6	$13.3	$(0.7)	(5.3)%	$(0.9)	1.8%
Used vehicle retail sales	4.7	4.0	0.7	17.5%	(0.4)	26.2%
Used vehicle wholesale sales	0.9	0.4	0.5	125.0%	(0.1)	150.9%
Total used	5.6	4.4	1.2	27.3%	(0.5)	37.0%
Parts and service sales	15.8	15.5	0.3	1.9%	(1.3)	10.6%
Finance, insurance and other, net	5.6	6.0	(0.4)	(6.7)%	(0.4)	0.2%
Total gross profit	$39.6	$39.2	$0.4	1.0%	$(3.1)	9.0%
Gross margin
New vehicle retail sales	6.0%	6.5%	(0.5)%
Used vehicle retail sales	7.4%	6.0%	1.4%
Used vehicle wholesale sales	6.8%	3.5%	3.3%
Total used	7.3%	5.7%	1.6%
Parts and service sales	43.8%	44.9%	(1.1)%
Finance, insurance and other, net	100.0%	100.0%	—%
Total gross margin	12.1%	12.2%	(0.1)%
Units sold
Retail new vehicles sold	6,911	6,429	482	7.5%
Retail used vehicles sold	3,295	3,163	132	4.2%
Wholesale used vehicles sold	1,386	1,081	305	28.2%
Total used	4,681	4,244	437	10.3%
Average sales price per unit sold
New vehicle retail	$30,169	$31,762	$(1,593)	(5.0)%	$(2,564)	3.1%
Used vehicle retail	$19,241	$20,961	$(1,720)	(8.2)%	$(1,720)	—%
Gross profit per unit sold
New vehicle retail sales	$1,823	$2,069	$(246)	(11.9)%	$(137)	(5.3)%
Used vehicle retail sales	$1,426	$1,265	$161	12.7%	$(109)	21.1%
Used vehicle wholesale sales	$649	$370	$279	75.4%	$(60)	95.7%
Total used	$1,196	$1,037	$159	15.3%	$(94)	24.2%
Finance, insurance and other, net (per retail unit)	$549	$626	$(77)	(12.3)%	$(40)	(5.8)%
Other
SG&A expenses	$35.0	$38.2	$(3.2)	(8.4)%	$(2.3)	(2.2)%
Adjusted SG&A expenses (1)	$35.0	$34.5	$0.5	1.4%	$(2.8)	9.4%
SG&A as % gross profit	88.4%	97.4%	(9.0)%
Adjusted SG&A as % gross profit (1)	88.4%	88.0%	0.4%
Interest expense
Floorplan interest expense	$0.6	$0.6	$—	—%	$—	—%
Other interest expense, net	$—	$0.8	$(0.8)	(100.0)%	$(0.1)	(100.8)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - Consolidated
(Unaudited)
(Dollars in millions, except per unit amounts)

	Three Months Ended September 30,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$1,652.2	$1,539.5	$112.7	7.3%	$(16.9)	8.4%
Used vehicle retail sales	869.7	792.4	77.3	9.8%	(10.9)	11.1%
Used vehicle wholesale sales	85.3	86.6	(1.3)	(1.5)%	(1.9)	0.7%
Total used	955.0	879.0	76.0	8.6%	(12.8)	10.1%
Parts and service sales	383.5	354.5	29.0	8.2%	(3.2)	9.1%
Finance, insurance and other, net	127.6	116.1	11.5	9.9%	(0.7)	10.5%
Total revenues	$3,118.3	$2,889.1	$229.2	7.9%	$(33.6)	9.1%
Gross profit
New vehicle retail sales	$75.2	$77.6	$(2.4)	(3.1)%	$(0.9)	(1.9)%
Used vehicle retail sales	54.2	50.1	4.1	8.2%	(0.5)	9.2%
Used vehicle wholesale sales	0.4	(0.3)	0.7	233.3%	0.1	197.5%
Total used	54.6	49.8	4.8	9.6%	(0.4)	10.5%
Parts and service sales	208.2	191.6	16.6	8.7%	(1.7)	9.6%
Finance, insurance and other, net	127.6	116.1	11.5	9.9%	(0.7)	10.5%
Total gross profit	$465.6	$435.1	$30.5	7.0%	$(3.7)	7.9%
Gross margin
New vehicle retail sales	4.6%	5.0%	(0.4)%
Used vehicle retail sales	6.2%	6.3%	(0.1)%
Used vehicle wholesale sales	0.5%	(0.3)%	0.8%
Total used	5.7%	5.7%	—%
Parts and service sales	54.3%	54.0%	0.3%
Finance, insurance and other, net	100.0%	100.0%	—%
Total gross margin	14.9%	15.1%	(0.2)%
Units sold
Retail new vehicles sold	44,632	43,584	1,048	2.4%
Retail used vehicles sold	41,297	37,676	3,621	9.6%
Wholesale used vehicles sold	12,889	12,902	(13)	(0.1)%
Total used	54,186	50,578	3,608	7.1%
Average sales price per unit sold
New vehicle retail	$37,018	$35,323	$1,695	4.8%	$(380)	5.9%
Used vehicle retail	$21,060	$21,032	$28	0.1%	$(265)	1.4%
Gross profit per unit sold
New vehicle retail sales	$1,685	$1,780	$(95)	(5.3)%	$(20)	(4.2)%
Used vehicle retail sales	$1,312	$1,330	$(18)	(1.4)%	$(13)	(0.4)%
Used vehicle wholesale sales	$31	$(23)	$54	234.8%	$6	197.6%
Total used	$1,008	$985	$23	2.3%	$(8)	3.1%
Finance, insurance and other, net (per retail unit)	$1,485	$1,429	$56	3.9%	$(8)	4.5%
Other
SG&A expenses	$354.0	$316.8	$37.2	11.7%	$(3.2)	12.7%
Adjusted SG&A expenses (1)	$340.8	$320.5	$20.3	6.3%	$(3.3)	7.4%
SG&A as % gross profit	76.0%	72.8%	3.2%
Adjusted SG&A as % gross profit (1)	73.2%	73.7%	(0.5)%
Operating margin %	2.7%	2.7%	—%
Adjusted operating margin % (1)	3.4%	3.4%	—%
Pretax margin %	1.6%	1.5%	0.1%
Adjusted pretax margin % (1)	2.3%	2.2%	0.1%
Interest expense
Floorplan interest expense	$15.4	$14.7	$0.7	4.8%	$—	4.8%
Less: Floorplan assistance	13.3	12.0	1.3	10.8%	—	10.8%
Net floorplan expense	$2.1	$2.7	$(0.6)	(22.2)%	$—	(22.2)%
Other interest expense, net	$18.9	$19.1	$(0.2)	(1.0)%	$(0.1)	(0.3)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - Consolidated
(Unaudited)
(Dollars in millions, except per unit amounts)

	Nine Months Ended September 30,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$4,632.2	$4,608.7	$23.5	0.5%	$(74.5)	2.1%
Used vehicle retail sales	2,527.8	2,394.8	133.0	5.6%	(40.7)	7.3%
Used vehicle wholesale sales	273.4	283.4	(10.0)	(3.5)%	(8.4)	(0.6)%
Total used	2,801.2	2,678.2	123.0	4.6%	(49.1)	6.4%
Parts and service sales	1,130.8	1,062.1	68.7	6.5%	(13.3)	7.7%
Finance, insurance and other, net	368.2	343.5	24.7	7.2%	(3.0)	8.1%
Total revenues	$8,932.4	$8,692.5	$239.9	2.8%	$(139.9)	4.4%
Gross profit
New vehicle retail sales	$216.5	$229.6	$(13.1)	(5.7)%	$(3.2)	(4.3)%
Used vehicle retail sales	155.3	144.8	10.5	7.3%	(1.9)	8.6%
Used vehicle wholesale sales	0.7	1.6	(0.9)	(56.3)%	—	(56.3)%
Total used	156.0	146.4	9.6	6.6%	(1.9)	7.9%
Parts and service sales	610.7	573.5	37.2	6.5%	(7.0)	7.7%
Finance, insurance and other, net	368.2	343.5	24.7	7.2%	(3.0)	8.1%
Total gross profit	$1,351.4	$1,293.0	$58.4	4.5%	$(15.1)	5.7%
Gross margin
New vehicle retail sales	4.7%	5.0%	(0.3)%
Used vehicle retail sales	6.1%	6.0%	0.1%
Used vehicle wholesale sales	0.3%	0.6%	(0.3)%
Total used	5.6%	5.5%	0.1%
Parts and service sales	54.0%	54.0%	—%
Finance, insurance and other, net	100.0%	100.0%	—%
Total gross margin	15.1%	14.9%	0.2%
Units sold
Retail new vehicles sold	125,599	128,245	(2,646)	(2.1)%
Retail used vehicles sold	119,878	111,900	7,978	7.1%
Wholesale used vehicles sold	38,962	41,798	(2,836)	(6.8)%
Total used	158,840	153,698	5,142	3.3%
Average sales price per unit sold
New vehicle retail	$36,881	$35,937	$944	2.6%	$(593)	4.3%
Used vehicle retail	$21,086	$21,401	$(315)	(1.5)%	$(340)	0.1%
Gross profit per unit sold
New vehicle retail sales	$1,724	$1,790	$(66)	(3.7)%	$(25)	(2.3)%
Used vehicle retail sales	$1,295	$1,294	$1	0.1%	$(17)	1.4%
Used vehicle wholesale sales	$18	$38	$(20)	(52.6)%	$1	(55.6)%
Total used	$982	$953	$29	3.0%	$(13)	4.4%
Finance, insurance and other, net (per retail unit)	$1,500	$1,430	$70	4.9%	$(12)	5.7%
Other
SG&A expenses	$1,020.4	$949.2	$71.2	7.5%	$(13.0)	8.9%
Adjusted SG&A expenses (1)	$1,004.7	$964.6	$40.1	4.2%	$(13.3)	5.5%
SG&A as % gross profit	75.5%	73.4%	2.1%
Adjusted SG&A as % gross profit (1)	74.3%	74.6%	(0.3)%
Operating margin %	3.0%	3.1%	(0.1)%
Adjusted operating margin % (1)	3.3%	3.2%	0.1%
Pretax margin %	1.8%	1.9%	(0.1)%
Adjusted pretax margin % (1)	2.1%	2.0%	0.1%
Interest expense
Floorplan interest expense	$47.0	$43.3	$3.7	8.5%	$(0.3)	9.2%
Less: Floorplan assistance	35.6	34.5	1.1	3.2%	0.1	3.2%
Net floorplan expense	$11.4	$8.8	$2.6	29.5%	$(0.4)	32.9%
Other interest expense, net	$55.8	$57.4	$(1.6)	(2.8)%	$(0.4)	(2.1)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.S.
(Unaudited)
(Dollars in millions, except per unit amounts)

	Three Months Ended September 30,
	2019	2018	Increase/(Decrease)	% Change
Revenues
New vehicle retail sales	$1,259.8	$1,172.4	$87.4	7.5%
Used vehicle retail sales	639.0	560.1	78.9	14.1%
Used vehicle wholesale sales	45.0	39.8	5.2	13.1%
Total used	684.0	599.9	84.1	14.0%
Parts and service sales	309.2	282.1	27.1	9.6%
Finance, insurance and other, net	110.1	99.6	10.5	10.5%
Total revenues	$2,363.1	$2,154.0	$209.1	9.7%
Gross profit
New vehicle retail sales	$56.3	$56.4	$(0.1)	(0.2)%
Used vehicle retail sales	42.5	36.5	6.0	16.4%
Used vehicle wholesale sales	0.4	0.3	0.1	33.3%
Total used	42.9	36.8	6.1	16.6%
Parts and service sales	168.0	152.8	15.2	9.9%
Finance, insurance and other, net	110.1	99.6	10.5	10.5%
Total gross profit	$377.3	$345.6	$31.7	9.2%
Gross margin
New vehicle retail sales	4.5%	4.8%	(0.3)%
Used vehicle retail sales	6.7%	6.5%	0.2%
Used vehicle wholesale sales	0.9%	0.8%	0.1%
Total used	6.3%	6.1%	0.2%
Parts and service sales	54.3%	54.2%	0.1%
Finance, insurance and other, net	100.0%	100.0%	—%
Total gross margin	16.0%	16.0%	—%
Units sold
Retail new vehicles sold	32,212	31,311	901	2.9%
Retail used vehicles sold	30,664	27,396	3,268	11.9%
Wholesale used vehicles sold	7,401	6,929	472	6.8%
Total used	38,065	34,325	3,740	10.9%
Average sales price per unit sold
New vehicle retail	$39,110	$37,444	$1,666	4.4%
Used vehicle retail	$20,839	$20,445	$394	1.9%
Gross profit per unit sold
New vehicle retail sales	$1,748	$1,801	$(53)	(2.9)%
Used vehicle retail sales	$1,386	$1,332	$54	4.1%
Used vehicle wholesale sales	$54	$43	$11	25.6%
Total used	$1,127	$1,072	$55	5.1%
Finance, insurance and other, net (per retail unit)	$1,751	$1,697	$54	3.2%
Other
SG&A expenses	$278.1	$238.7	$39.4	16.5%
Adjusted SG&A expenses (1)	$265.8	$241.8	$24.0	9.9%
SG&A as % gross profit	73.7%	69.1%	4.6%
Adjusted SG&A as % gross profit (1)	70.4%	70.0%	0.4%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.S.
(Unaudited)
(Dollars in millions, except per unit amounts)

	Nine Months Ended September 30,
	2019	2018	Increase/(Decrease)	% Change
Revenues
New vehicle retail sales	$3,430.1	$3,348.2	$81.9	2.4%
Used vehicle retail sales	1,828.5	1,687.2	141.3	8.4%
Used vehicle wholesale sales	130.2	133.7	(3.5)	(2.6)%
Total used	1,958.7	1,820.9	137.8	7.6%
Parts and service sales	910.2	836.2	74.0	8.8%
Finance, insurance and other, net	311.9	289.0	22.9	7.9%
Total revenues	$6,610.9	$6,294.3	$316.6	5.0%
Gross profit
New vehicle retail sales	$159.3	$162.6	$(3.3)	(2.0)%
Used vehicle retail sales	122.6	107.0	15.6	14.6%
Used vehicle wholesale sales	2.4	3.4	(1.0)	(29.4)%
Total used	125.0	110.4	14.6	13.2%
Parts and service sales	491.0	451.6	39.4	8.7%
Finance, insurance and other, net	311.9	289.0	22.9	7.9%
Total gross profit	$1,087.2	$1,013.6	$73.6	7.3%
Gross margin
New vehicle retail sales	4.6%	4.9%	(0.3)%
Used vehicle retail sales	6.7%	6.3%	0.4%
Used vehicle wholesale sales	1.8%	2.5%	(0.7)%
Total used	6.4%	6.1%	0.3%
Parts and service sales	53.9%	54.0%	(0.1)%
Finance, insurance and other, net	100.0%	100.0%	—%
Total gross margin	16.4%	16.1%	0.3%
Units sold
Retail new vehicles sold	87,369	88,913	(1,544)	(1.7)%
Retail used vehicles sold	88,826	81,846	6,980	8.5%
Wholesale used vehicles sold	20,940	23,158	(2,218)	(9.6)%
Total used	109,766	105,004	4,762	4.5%
Average sales price per unit sold
New vehicle retail	$39,260	$37,657	$1,603	4.3%
Used vehicle retail	$20,585	$20,614	$(29)	(0.1)%
Gross profit per unit sold
New vehicle retail sales	$1,823	$1,829	$(6)	(0.3)%
Used vehicle retail sales	$1,380	$1,307	$73	5.6%
Used vehicle wholesale sales	$115	$147	$(32)	(21.8)%
Total used	$1,139	$1,051	$88	8.4%
Finance, insurance and other, net (per retail unit)	$1,770	$1,692	$78	4.6%
Other
SG&A expenses	$794.2	$728.4	$65.8	9.0%
Adjusted SG&A expenses (1)	$775.2	$726.9	$48.3	6.6%
SG&A as % gross profit	73.1%	71.9%	1.2%
Adjusted SG&A as % gross profit (1)	71.3%	71.7%	(0.4)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.K.
(Unaudited)
(Dollars in millions, except per unit amounts)

	Three Months Ended September 30,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$274.2	$266.1	$8.1	3.0%	$(15.4)	8.8%
Used vehicle retail sales	177.5	192.9	(15.4)	(8.0)%	(10.0)	(2.8)%
Used vehicle wholesale sales	33.4	39.9	(6.5)	(16.3)%	(1.9)	(11.6)%
Total used	210.9	232.8	(21.9)	(9.4)%	(11.9)	(4.3)%
Parts and service sales	50.4	49.6	0.8	1.6%	(2.8)	7.3%
Finance, insurance and other, net	12.1	11.8	0.3	2.5%	(0.7)	8.1%
Total revenues	$547.6	$560.3	$(12.7)	(2.3)%	$(30.8)	3.2%
Gross profit
New vehicle retail sales	$11.3	$14.7	$(3.4)	(23.1)%	$(0.8)	(17.9)%
Used vehicle retail sales	8.3	11.1	(2.8)	(25.2)%	(0.3)	(22.1)%
Used vehicle wholesale sales	(0.3)	(0.7)	0.4	57.1%	—	57.1%
Total used	8.0	10.4	(2.4)	(23.1)%	(0.3)	(19.7)%
Parts and service sales	28.2	28.4	(0.2)	(0.7)%	(1.6)	4.8%
Finance, insurance and other, net	12.1	11.8	0.3	2.5%	(0.7)	8.1%
Total gross profit	$59.6	$65.3	$(5.7)	(8.7)%	$(3.4)	(3.6)%
Gross margin
New vehicle retail sales	4.1%	5.5%	(1.4)%
Used vehicle retail sales	4.7%	5.8%	(1.1)%
Used vehicle wholesale sales	(0.9)%	(1.8)%	0.9%
Total used	3.8%	4.5%	(0.7)%
Parts and service sales	56.0%	57.3%	(1.3)%
Finance, insurance and other, net	100.0%	100.0%	—%
Total gross margin	10.9%	11.7%	(0.8)%
Units sold
Retail new vehicles sold	8,607	8,646	(39)	(0.5)%
Retail used vehicles sold	7,902	8,128	(226)	(2.8)%
Wholesale used vehicles sold	4,603	5,133	(530)	(10.3)%
Total used	12,505	13,261	(756)	(5.7)%
Average sales price per unit sold
New vehicle retail	$31,858	$30,777	$1,081	3.5%	$(1,789)	9.3%
Used vehicle retail	$22,463	$23,733	$(1,270)	(5.4)%	$(1,270)	—%
Gross profit per unit sold
New vehicle retail sales	$1,313	$1,700	$(387)	(22.8)%	$(87)	(17.6)%
Used vehicle retail sales	$1,050	$1,366	$(316)	(23.1)%	$(43)	(19.8)%
Used vehicle wholesale sales	$(65)	$(136)	$71	52.2%	$(3)	50.2%
Total used	$640	$784	$(144)	(18.4)%	$(28)	(14.8)%
Finance, insurance and other, net (per retail unit)	$733	$703	$30	4.3%	$(39)	9.8%
Other
SG&A expenses	$51.1	$55.7	$(4.6)	(8.3)%	$(2.9)	(3.0)%
SG&A as % gross profit	85.7%	85.3%	0.4%

Group 1 Automotive, Inc.
Same Store Operating Data - U.K.
(Unaudited)
(Dollars in millions, except per unit amounts)

	Nine Months Ended September 30,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$853.1	$923.9	$(70.8)	(7.7)%	$(53.1)	(1.9)%
Used vehicle retail sales	546.1	580.2	(34.1)	(5.9)%	(32.8)	(0.2)%
Used vehicle wholesale sales	120.6	130.2	(9.6)	(7.4)%	(7.1)	(1.9)%
Total used	666.7	710.4	(43.7)	(6.2)%	(39.9)	(0.5)%
Parts and service sales	154.7	152.8	1.9	1.2%	(9.3)	7.3%
Finance, insurance and other, net	40.4	40.6	(0.2)	(0.5)%	(2.4)	5.3%
Total revenues	$1,714.9	$1,827.7	$(112.8)	(6.2)%	$(104.7)	(0.4)%
Gross profit
New vehicle retail sales	$37.3	$48.0	$(10.7)	(22.3)%	$(2.2)	(17.7)%
Used vehicle retail sales	23.4	30.3	(6.9)	(22.8)%	(1.4)	(18.1)%
Used vehicle wholesale sales	(2.3)	(1.8)	(0.5)	(27.8)%	0.1	(35.9)%
Total used	21.1	28.5	(7.4)	(26.0)%	(1.3)	(21.5)%
Parts and service sales	86.0	88.0	(2.0)	(2.3)%	(5.1)	3.6%
Finance, insurance and other, net	40.4	40.6	(0.2)	(0.5)%	(2.4)	5.3%
Total gross profit	$184.8	$205.1	$(20.3)	(9.9)%	$(11.0)	(4.6)%
Gross margin
New vehicle retail sales	4.4%	5.2%	(0.8)%
Used vehicle retail sales	4.3%	5.2%	(0.9)%
Used vehicle wholesale sales	(1.9)%	(1.4)%	(0.5)%
Total used	3.2%	4.0%	(0.8)%
Parts and service sales	55.6%	57.6%	(2.0)%
Finance, insurance and other, net	100.0%	100.0%	—%
Total gross margin	10.8%	11.2%	(0.4)%
Units sold
Retail new vehicles sold	26,931	28,593	(1,662)	(5.8)%
Retail used vehicles sold	23,245	23,782	(537)	(2.3)%
Wholesale used vehicles sold	15,077	16,342	(1,265)	(7.7)%
Total used	38,322	40,124	(1,802)	(4.5)%
Average sales price per unit sold
New vehicle retail	$31,677	$32,312	$(635)	(2.0)%	$(1,973)	4.1%
Used vehicle retail	$23,493	$24,397	$(904)	(3.7)%	$(1,412)	2.1%
Gross profit per unit sold
New vehicle retail sales	$1,385	$1,679	$(294)	(17.5)%	$(82)	(12.6)%
Used vehicle retail sales	$1,007	$1,274	$(267)	(21.0)%	$(60)	(16.2)%
Used vehicle wholesale sales	$(153)	$(110)	$(43)	(39.1)%	$9	(47.3)%
Total used	$551	$710	$(159)	(22.4)%	$(32)	(17.8)%
Finance, insurance and other, net (per retail unit)	$805	$775	$30	3.9%	$(47)	10.0%
Other
SG&A expenses	$159.6	$170.8	$(11.2)	(6.6)%	$(9.6)	(0.9)%
SG&A as % gross profit	86.4%	83.3%	3.1%

Group 1 Automotive, Inc.
Same Store Operating Data - Brazil
(Unaudited)
(Dollars in millions, except per unit amounts)

	Three Months Ended September 30,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$67.4	$64.1	$3.3	5.1%	$(0.6)	6.1%
Used vehicle retail sales	22.1	17.4	4.7	27.0%	(0.1)	27.5%
Used vehicle wholesale sales	4.4	3.4	1.0	29.4%	—	29.4%
Total used	26.5	20.8	5.7	27.4%	(0.1)	27.8%
Parts and service sales	11.7	11.1	0.6	5.4%	—	5.4%
Finance, insurance and other, net	1.8	2.1	(0.3)	(14.3)%	0.1	(17.1)%
Total revenues	$107.4	$98.1	$9.3	9.5%	$(0.6)	10.2%
Gross profit
New vehicle retail sales	$4.3	$5.2	$(0.9)	(17.3)%	$(0.1)	(15.0)%
Used vehicle retail sales	1.7	1.1	0.6	54.5%	0.1	45.7%
Used vehicle wholesale sales	0.3	0.2	0.1	50.0%	(0.1)	116.9%
Total used	2.0	1.3	0.7	53.8%	—	53.8%
Parts and service sales	5.1	5.0	0.1	2.0%	(0.1)	3.3%
Finance, insurance and other, net	1.8	2.1	(0.3)	(14.3)%	0.1	(17.1)%
Total gross profit	$13.2	$13.6	$(0.4)	(2.9)%	$(0.1)	(2.0)%
Gross margin
New vehicle retail sales	6.4%	8.1%	(1.7)%
Used vehicle retail sales	7.7%	6.3%	1.4%
Used vehicle wholesale sales	6.8%	5.9%	0.9%
Total used	7.5%	6.2%	1.3%
Parts and service sales	43.6%	45.0%	(1.4)%
Finance, insurance and other, net	100.0%	100.0%	—%
Total gross margin	12.3%	13.9%	(1.6)%
Units sold
Retail new vehicles sold	2,145	2,173	(28)	(1.3)%
Retail used vehicles sold	1,164	1,010	154	15.2%
Wholesale used vehicles sold	416	373	43	11.5%
Total used	1,580	1,383	197	14.2%
Average sales price per unit sold
New vehicle retail	$31,422	$29,498	$1,924	6.5%	$(286)	7.5%
Used vehicle retail	$18,986	$17,228	$1,758	10.2%	$(76)	10.6%
Gross profit per unit sold
New vehicle retail sales	$2,005	$2,393	$(388)	(16.2)%	$(59)	(13.9)%
Used vehicle retail sales	$1,460	$1,089	$371	34.1%	$64	26.5%
Used vehicle wholesale sales	$721	$536	$185	34.5%	$(181)	94.5%
Total used	$1,266	$940	$326	34.7%	$(1)	34.4%
Finance, insurance and other, net (per retail unit)	$544	$660	$(116)	(17.6)%	$19	(20.2)%
Other
SG&A expenses	$10.8	$13.8	$(3.0)	(21.7)%	$(0.1)	(20.9)%
Adjusted SG&A expenses (1)	$10.8	$11.3	$(0.5)	(4.4)%	$(0.2)	(3.0)%
SG&A as % gross profit	81.8%	101.5%	(19.7)%
Adjusted SG&A as % gross profit (1)	81.8%	83.1%	(1.3)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - Brazil
(Unaudited)
(Dollars in millions, except per unit amounts)

	Nine Months Ended September 30,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$193.6	$202.6	$(9.0)	(4.4)%	$(16.7)	3.8%
Used vehicle retail sales	60.2	62.6	(2.4)	(3.8)%	(5.6)	5.2%
Used vehicle wholesale sales	12.7	10.4	2.3	22.1%	(1.1)	32.8%
Total used	72.9	73.0	(0.1)	(0.1)%	(6.7)	9.1%
Parts and service sales	34.6	34.2	0.4	1.2%	(2.9)	9.8%
Finance, insurance and other, net	5.1	6.0	(0.9)	(15.0)%	(0.4)	(8.6)%
Total revenues	$306.2	$315.8	$(9.6)	(3.0)%	$(26.7)	5.4%
Gross profit
New vehicle retail sales	$11.9	$13.2	$(1.3)	(9.8)%	$(0.8)	(3.7)%
Used vehicle retail sales	4.3	3.8	0.5	13.2%	(0.4)	22.8%
Used vehicle wholesale sales	0.9	0.4	0.5	125.0%	(0.1)	154.6%
Total used	5.2	4.2	1.0	23.8%	(0.5)	34.7%
Parts and service sales	15.2	15.4	(0.2)	(1.3)%	(1.4)	7.5%
Finance, insurance and other, net	5.1	6.0	(0.9)	(15.0)%	(0.4)	(8.6)%
Total gross profit	$37.4	$38.8	$(1.4)	(3.6)%	$(3.1)	4.1%
Gross margin
New vehicle retail sales	6.1%	6.5%	(0.4)%
Used vehicle retail sales	7.1%	6.1%	1.0%
Used vehicle wholesale sales	7.1%	3.8%	3.3%
Total used	7.1%	5.8%	1.3%
Parts and service sales	43.9%	45.0%	(1.1)%
Finance, insurance and other, net	100.0%	100.0%	—%
Total gross margin	12.2%	12.3%	(0.1)%
Units sold
Retail new vehicles sold	6,296	6,390	(94)	(1.5)%
Retail used vehicles sold	3,083	3,088	(5)	(0.2)%
Wholesale used vehicles sold	1,253	1,043	210	20.1%
Total used	4,336	4,131	205	5.0%
Average sales price per unit sold
New vehicle retail	$30,750	$31,706	$(956)	(3.0)%	$(2,657)	5.4%
Used vehicle retail	$19,526	$20,272	$(746)	(3.7)%	$(1,829)	5.3%
Gross profit per unit sold
New vehicle retail sales	$1,890	$2,066	$(176)	(8.5)%	$(130)	(2.2)%
Used vehicle retail sales	$1,395	$1,231	$164	13.3%	$(123)	23.0%
Used vehicle wholesale sales	$718	$384	$334	87.0%	$(75)	111.9%
Total used	$1,199	$1,017	$182	17.9%	$(108)	28.3%
Finance, insurance and other, net (per retail unit)	$544	$633	$(89)	(14.1)%	$(41)	(7.6)%
Other
SG&A expenses	$33.5	$36.8	$(3.3)	(9.0)%	$(2.4)	(2.5)%
Adjusted SG&A expenses (1)	$33.5	$33.9	$(0.4)	(1.2)%	$(2.7)	6.8%
SG&A as % gross profit	89.6%	94.8%	(5.2)%
Adjusted SG&A as % gross profit (1)	89.6%	87.4%	2.2%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - Consolidated
(Unaudited)
(Dollars in millions, except per unit amounts)

	Three Months Ended September 30,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$1,601.4	$1,502.6	$98.8	6.6%	$(16.0)	7.6%
Used vehicle retail sales	838.6	770.4	68.2	8.9%	(10.1)	10.2%
Used vehicle wholesale sales	82.8	83.1	(0.3)	(0.4)%	(1.9)	1.9%
Total used	921.4	853.5	67.9	8.0%	(12.0)	9.4%
Parts and service sales	371.3	342.8	28.5	8.3%	(2.8)	9.1%
Finance, insurance and other, net	124.0	113.5	10.5	9.3%	(0.6)	9.9%
Total revenues	$3,018.1	$2,812.4	$205.7	7.3%	$(31.4)	8.4%
Gross profit
New vehicle retail sales	$71.9	$76.3	$(4.4)	(5.8)%	$(0.9)	(4.7)%
Used vehicle retail sales	52.5	48.7	3.8	7.8%	(0.2)	8.7%
Used vehicle wholesale sales	0.4	(0.2)	0.6	300.0%	(0.1)	300.0%
Total used	52.9	48.5	4.4	9.1%	(0.3)	9.9%
Parts and service sales	201.3	186.2	15.1	8.1%	(1.7)	8.9%
Finance, insurance and other, net	124.0	113.5	10.5	9.3%	(0.6)	9.9%
Total gross profit	$450.1	$424.5	$25.6	6.0%	$(3.5)	6.8%
Gross margin
New vehicle retail sales	4.5%	5.1%	(0.6)%
Used vehicle retail sales	6.3%	6.3%	—%
Used vehicle wholesale sales	0.5%	(0.2)%	0.7%
Total used	5.7%	5.7%	—%
Parts and service sales	54.2%	54.3%	(0.1)%
Finance, insurance and other, net	100.0%	100.0%	—%
Total gross margin	14.9%	15.1%	(0.2)%
Units sold
Retail new vehicles sold	42,964	42,130	834	2.0%
Retail used vehicles sold	39,730	36,534	3,196	8.7%
Wholesale used vehicles sold	12,420	12,435	(15)	(0.1)%
Total used	52,150	48,969	3,181	6.5%
Average sales price per unit sold
New vehicle retail	$37,273	$35,666	$1,607	4.5%	$(369)	5.5%
Used vehicle retail	$21,107	$21,087	$20	0.1%	$(257)	1.3%
Gross profit per unit sold
New vehicle retail sales	$1,673	$1,811	$(138)	(7.6)%	$(19)	(6.6)%
Used vehicle retail sales	$1,321	$1,333	$(12)	(0.9)%	$(12)	—%
Used vehicle wholesale sales	$32	$(16)	$48	300.0%	$2	254.4%
Total used	$1,014	$990	$24	2.4%	$(8)	3.2%
Finance, insurance and other, net (per retail unit)	$1,500	$1,443	$57	4.0%	$(8)	4.5%
Other
SG&A expenses	$340.0	$308.2	$31.8	10.3%	$(3.0)	11.3%
Adjusted SG&A expenses (1)	$327.7	$308.8	$18.9	6.1%	$(3.0)	7.1%
SG&A as % gross profit	75.5%	72.6%	2.9%
Adjusted SG&A as % gross profit (1)	72.8%	72.7%	0.1%
Operating margin %	2.7%	2.8%	(0.1)%
Adjusted operating margin % (1)	3.5%	3.5%	—%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - Consolidated
(Unaudited)
(Dollars in millions, except per unit amounts)

	Nine Months Ended September 30,
	2019	2018	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues
New vehicle retail sales	$4,476.8	$4,474.7	$2.1	—%	$(69.8)	1.6%
Used vehicle retail sales	2,434.8	2,330.0	104.8	4.5%	(38.5)	6.1%
Used vehicle wholesale sales	263.5	274.3	(10.8)	(3.9)%	(8.2)	(0.9)%
Total used	2,698.3	2,604.3	94.0	3.6%	(46.7)	5.4%
Parts and service sales	1,099.5	1,023.2	76.3	7.5%	(12.2)	8.7%
Finance, insurance and other, net	357.4	335.6	21.8	6.5%	(2.9)	7.3%
Total revenues	$8,632.0	$8,437.8	$194.2	2.3%	$(131.6)	3.9%
Gross profit
New vehicle retail sales	$208.5	$223.8	$(15.3)	(6.8)%	$(2.9)	(5.5)%
Used vehicle retail sales	150.3	141.1	9.2	6.5%	(1.8)	7.8%
Used vehicle wholesale sales	1.0	2.0	(1.0)	(50.0)%	—	(50.0)%
Total used	151.3	143.1	8.2	5.7%	(1.8)	7.0%
Parts and service sales	592.2	555.0	37.2	6.7%	(6.5)	7.9%
Finance, insurance and other, net	357.4	335.6	21.8	6.5%	(2.9)	7.3%
Total gross profit	$1,309.4	$1,257.5	$51.9	4.1%	$(14.1)	5.2%
Gross margin
New vehicle retail sales	4.7%	5.0%	(0.3)%
Used vehicle retail sales	6.2%	6.1%	0.1%
Used vehicle wholesale sales	0.4%	0.7%	(0.3)%
Total used	5.6%	5.5%	0.1%
Parts and service sales	53.9%	54.2%	(0.3)%
Finance, insurance and other, net	100.0%	100.0%	—%
Total gross margin	15.2%	14.9%	0.3%
Units sold
Retail new vehicles sold	120,596	123,896	(3,300)	(2.7)%
Retail used vehicles sold	115,154	108,716	6,438	5.9%
Wholesale used vehicles sold	37,270	40,543	(3,273)	(8.1)%
Total used	152,424	149,259	3,165	2.1%
Average sales price per unit sold
New vehicle retail	$37,122	$36,117	$1,005	2.8%	$(580)	4.4%
Used vehicle retail	$21,144	$21,432	$(288)	(1.3)%	$(334)	0.2%
Gross profit per unit sold
New vehicle retail sales	$1,729	$1,806	$(77)	(4.3)%	$(24)	(3.0)%
Used vehicle retail sales	$1,305	$1,298	$7	0.5%	$(16)	1.8%
Used vehicle wholesale sales	$27	$49	$(22)	(44.9)%	$(1)	(42.8)%
Total used	$993	$959	$34	3.5%	$(12)	4.8%
Finance, insurance and other, net (per retail unit)	$1,516	$1,443	$73	5.1%	$(12)	5.9%
Other
SG&A expenses	$987.3	$936.0	$51.3	5.5%	$(12.2)	6.8%
Adjusted SG&A expenses (1)	$968.3	$931.6	$36.7	3.9%	$(12.5)	5.3%
SG&A as % gross profit	75.4%	74.4%	1.0%
Adjusted SG&A as % gross profit (1)	73.9%	74.1%	(0.2)%
Operating margin %	3.0%	2.9%	0.1%
Adjusted operating margin % (1)	3.4%	3.3%	0.1%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended September 30, 2019
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Non-cash asset impairments	Non-GAAP adjusted
Selling, general and administrative expenses	$354.0	$(11.9)	$(1.3)	$—	$340.8
Asset impairments	10.3	—	—	(10.3)	—
Income (loss) from operations	83.3	11.9	1.3	10.3	106.8

Income (loss) before income taxes	$49.0	$11.9	$1.3	$10.3	$72.5
Less: (Benefit) provision for income taxes	11.0	2.9	0.2	2.0	16.1
Net income (loss)	38.0	9.0	1.1	8.3	56.4
Less: Adjusted earnings (loss) allocated to participating securities	1.4	0.3	0.1	0.3	2.1
Adjusted net income (loss) available to diluted common shares	$36.6	$8.7	$1.0	$8.0	$54.3

Diluted income (loss) per common share	$2.04	$0.48	$0.06	$0.44	$3.02

Effective tax rate	22.4%				22.2%

SG&A as % gross profit (1)	76.0%				73.2%
Operating margin (2)	2.7%				3.4%
Pretax margin (2)	1.6%				2.3%

Same Store SG&A	$340.0	$(11.9)	$(0.4)	$—	$327.7
Same Store SG&A as % gross profit (1)	75.5%				72.8%

Same Store income (loss) from operations	$82.6	$11.9	$0.4	$10.2	$105.1
Same Store operating margin (2)	2.7%				3.5%
(1) Adjusted SG&A excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin and pretax margin excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended September 30, 2018
	U.S. GAAP	Dealership and real estate transactions	Legal matters	Non-Cash asset impairments	Tax Rate Changes	Non-GAAP adjusted
Selling, general and administrative expenses	$316.8	$5.4	$(1.7)	$—	—	$320.5
Asset impairments	23.2		—	(23.2)	—	—
Income (loss) from operations	78.2	(5.4)	1.7	23.2	—	97.7

Income (loss) before income taxes	$44.4	$(5.4)	$1.7	$23.2	$—	$63.9
Less: (Benefit) provision for income taxes	9.6	(1.2)	0.1	5.5	0.7	14.7
Net income (loss)	34.8	(4.2)	1.6	17.7	(0.7)	49.2
Less: Adjusted earnings (loss) allocated to participating securities	1.2	(0.1)	0.1	0.6	—	1.8
Adjusted net income (loss) available to diluted common shares	$33.6	$(4.1)	$1.5	$17.1	$(0.7)	$47.4

Diluted income per common share	$1.74	$(0.21)	$0.08	$0.89	(0.03)	$2.47

Effective tax rate	21.6%					23.0%

SG&A as % gross profit (1)	72.8%					73.7%
Operating margin (2)	2.7%					3.4%
Pretax margin (2)	1.5%					2.2%

Same Store SG&A	$308.2	$1.7	(1.1)	$—	—	$308.8
Same Store SG&A as % gross profit (1)	72.6%					72.7%

Same Store income from operations	$77.8	$(1.7)	$1.1	$22.2	—	$99.4
Same Store operating margin (2)	2.8%					3.5%
(1) Adjusted SG&A excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin and pretax margin excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in millions, except per share amounts)

		Nine Months Ended September 30, 2019
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Non-cash asset impairments	Non-GAAP adjusted
Selling, general and administrative expenses	$1,020.4	$(17.8)	$4.1	$(2.0)	$—	$1,004.7
Asset impairments	10.8	—	—	—	(10.8)	—
Income (loss) from operations	267.2	17.8	(4.1)	2.0	10.8	293.7

Income (loss) before income taxes	$164.4	$17.8	$(4.1)	$2.0	$10.8	$190.9
Less: (Benefit) provision for income taxes	38.5	4.4	(1.7)	0.5	2.0	43.7
Net income (loss)	125.9	13.4	(2.4)	1.5	8.8	147.2
Less: Adjusted earnings (loss) allocated to participating securities	4.7	0.5	(0.1)	0.1	0.3	5.5
Adjusted net income (loss) available to diluted common shares	$121.2	$12.9	$(2.3)	$1.4	$8.5	$141.7

Diluted income (loss) per common share	$6.77	$0.73	$(0.13)	$0.08	$0.47	$7.92

Effective tax rate	23.4%					22.9%

SG&A as % gross profit (1)	75.5%					74.3%
Operating margin (2)	3.0%					3.3%
Pretax margin (2)	1.8%					2.1%

Same Store SG&A	$987.3	$(17.9)	$0.7	$(1.8)	$—	$968.3
Same Store SG&A as % gross profit (1)	75.4%					73.9%

Same Store income (loss) from operations	$260.6	$17.9	$(0.7)	$1.8	$10.7	$290.3
Same Store operating margin (2)	3.0%					3.4%
(1) Adjusted SG&A excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin and pretax margin excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in millions, except per share amounts)

	Nine Months Ended September 30, 2018
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Non-cash asset impairments	Tax Rate Changes	Non-GAAP adjusted
Selling, general and administrative expenses	$949.2	$(5.8)	$25.5	$(4.3)	$—	$—	$964.6
Asset impairments	27.4	—		—	(27.4)	—	—
Income (loss) from operations	266.4	5.8	(25.5)	4.3	27.4	—	278.4

Income (loss) before income taxes	$165.7	$5.8	$(25.5)	$4.3	$27.4	$—	$177.7
Less: (Benefit) provision for income taxes	38.6	1.4	(6.2)	0.7	6.6	0.7	41.8
Net income (loss)	127.1	4.4	(19.3)	3.6	20.8	(0.7)	135.9
Less: Adjusted earnings (loss) allocated to participating securities	4.3	0.1	(0.6)	0.1	0.7	—	4.6
Adjusted net income (loss) available to diluted common shares	$122.8	$4.3	$(18.7)	$3.5	$20.1	$(0.7)	$131.3

Diluted income (loss) per common share	$6.18	$0.21	$(0.94)	$0.18	$1.00	$(0.03)	$6.60

Effective tax rate	23.3%						23.6%

SG&A as % gross profit (1)	73.4%						74.6%
Operating margin (2)	3.1%						3.2%
Pretax margin (2)	1.9%						2.0%

Same Store SG&A	$936.0	$(5.8)	$4.9	$(3.5)	$—	$—	$931.6
Same Store SG&A as % gross profit (1)	74.4%						74.1%

Same Store income (loss) from operations	$248.4	$5.8	$(4.9)	$3.5	$25.3	$—	$278.1
Same Store operating margin (2)	2.9%						3.3%
(1) Adjusted SG&A excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin and pretax margin excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in millions)

	Three Months Ended September 30, 2019
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Non-GAAP adjusted
Selling, general and administrative expenses	$285.4	$(11.9)	$(0.8)	$272.7
SG&A as % gross profit (1)	73.7%			70.5%

Same Store SG&A	$278.1	$(11.9)	$(0.4)	$265.8
Same Store SG&A as % gross profit (1)	73.7%			70.4%

	Three Months Ended September 30, 2018
	U.S. GAAP	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
Selling, general and administrative expenses	$242.2	$5.4	$1.4	$249.0
SG&A as % gross profit (1)	68.7%			70.6%

Same Store SG&A	$238.7	$1.7	$1.4	$241.8
Same Store SG&A as % gross profit (1)	69.1%			70.0%

	Nine Months Ended September 30, 2019
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
Selling, general and administrative expenses	$809.6	$(17.8)	$4.4	$(1.8)	$794.4
SG&A as % gross profit (1)	72.9%				71.5%

Same Store SG&A	$794.2	$(17.9)	$0.7	$(1.8)	$775.2
Same Store SG&A as % gross profit (1)	73.1%				71.3%

	Nine Months Ended September 30, 2018
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
Selling, general and administrative expenses	$729.4	$(5.8)	$25.5	$(0.6)	$748.5
SG&A as % gross profit (1)	70.2%				72.1%

Same Store SG&A	$728.4	$(5.8)	$4.9	$(0.6)	$726.9
Same Store SG&A as % gross profit (1)	71.9%				71.7%
(1) Adjusted SG&A excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in millions)

	Three Months Ended September 30, 2019
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
Selling, general and administrative expenses	$57.5	$(0.5)	$57.0
SG&A as % gross profit (1)	88.5%		87.7%

Same Store SG&A	$51.1	$—	$51.1
Same Store SG&A as % gross profit (1)	85.7%		85.7%

	Nine Months Ended September 30, 2019
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
Selling, general and administrative expenses	$175.8	$(0.5)	$175.3
SG&A as % gross profit (1)	87.4%		87.1%

Same Store SG&A	$159.6	$—	$159.6
Same Store SG&A as % gross profit (1)	86.4%		86.4%
(1) Adjusted SG&A excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in millions)

	Three Months Ended September 30, 2018
	U.S. GAAP	Legal matters	Non-GAAP adjusted
Selling, general and administrative expenses	$14.9	$(3.1)	$11.8
SG&A as % gross profit (1)	107.2%		84.9%

Same Store SG&A	$13.8	$(2.5)	$11.3
Same Store SG&A as % gross profit (1)	101.5%		83.1%

	Nine Months Ended September 30, 2019
	U.S. GAAP	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
Selling, general and administrative expenses	$35.0	$0.2	$(0.2)	$35.0
SG&A as % gross profit (1)	88.4%			88.4%

Same Store SG&A	$33.5	$—	$—	$33.5
Same Store SG&A as % gross profit (1)	89.6%			89.6%

	Nine Months Ended September 30, 2018
	U.S. GAAP	Legal matters	Non-GAAP adjusted
Selling, general and administrative expenses	$38.2	$(3.7)	$34.5
SG&A as % gross profit (1)	97.4%		88.0%

Same Store SG&A	$36.8	$(2.9)	$33.9
Same Store SG&A as % gross profit (1)	94.8%		87.4%
(1) Adjusted SG&A excludes the impact of SG&A reconciling items above.